Exhibit 99.2

Household Finance Corporation

Debt Securities Ratings
	Standard & Poor's Corporation	Moody's Investors Service	Fitch,Inc.*
Household Finance Corporation
Senior debt	A-	A2	A
Senior subordinated debt	BBB+	A3	A-
Commercial paper	A-2	P-1	F-1

* - All ratings on Ratings Watch Negative.